Exhibit 1.1

Execution Version

PLAINS GP HOLDINGS, L.P.

60,000,000 Class A Shares

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

November 10, 2014

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

As Representatives of the several Underwriters

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

Oxy Holding Company (Pipeline), Inc., a Delaware corporation (the “Selling Shareholder”), proposes to sell to the several underwriters named in Schedule I hereto (the “Underwriters”), an aggregate of 60,000,000 Class A shares representing limited partner interests (“Class A Shares”) in Plains GP Holdings, L.P., a Delaware limited partnership (the “Partnership”) (such 60,000,000 Class A Shares, the “Initial Shares”)  for whom J.P. Morgan Securities LLC and Citigroup Global Markets Inc. are acting as representatives (the “Representatives”), upon the terms and conditions set forth in Section 2 hereof.  The Selling Shareholder also proposes to grant to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, an option to purchase up to an additional 9,000,000 Class A Shares (the “Additional Shares”).  The Initial Shares and the Additional Shares, if purchased, are hereinafter collectively called the “Shares.”

This is to confirm the agreement among the Selling Shareholder, the Partnership and PAA GP Holdings LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner,” and together with the Partnership, the “Partnership Parties”), and the Underwriters concerning the several purchases of the Shares by the Underwriters.

PAA GP LLC, a Delaware limited liability company (“PAA GP”), is the general partner of Plains All American Pipeline, L.P. (“PAA”).  Plains AAP, L.P., a Delaware limited partnership (“Plains AAP”), owns a 100% membership interest in PAA GP.  Plains All

American GP LLC, a Delaware limited liability company (“GP LLC” and, collectively with PAA GP and Plains AAP, the “PAA GP Entities”), is the general partner of Plains AAP.

The subsidiaries of PAA listed on Schedule III attached hereto are referred to herein as the “Material Subsidiaries,” and the Material Subsidiaries listed on Schedule IV attached hereto are referred to herein as the “Domestic Subsidiaries.” The Partnership Parties, the PAA GP Entities, PAA and the Material Subsidiaries are collectively called the “Partnership Entities.”

Pursuant to the Operative Documents (as defined below), in connection with and prior to the sale of Shares on the applicable Delivery Date, the Selling Shareholder will exchange a number of AAP Class A Units (as defined below), Class B shares representing limited partner interests in the Partnership (“Class B Shares”), and General Partner Units (as defined below) equal to the number of Shares being sold on such Delivery Date for an equal number of Class A Shares (such exchange(s) being referred to as the “Selling Shareholder Exchange”).

1.                                      Representations and Warranties.

(a)                                 Representations and Warranties of the Partnership Parties.  The Partnership Parties represent and warrant to the Underwriters that:

(i)                                     Registration.  A registration statement on Form S-3 relating to the Shares (File No. 333-199903) (i) has been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act.  Copies of such registration statement and any amendment thereto have been delivered by the Partnership to the Representatives.  As used in this Agreement:

(A)                               “Applicable Time” means 7:00 p.m., New York City time, on November 10, 2014, which the Underwriters have informed the Partnership and its counsel is a time prior to the first sale of the Shares;

(B)                               “Effective Date” means any date as of which any part of such registration statement relating to the Shares became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(C)                               “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) or “issuer free writing prospectus” (as defined in Rule 433 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Shares;

(D)                               “Preliminary Prospectus” means any preliminary prospectus relating to the Shares included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

(E)                                “Pricing Disclosure Package” means, as of the Applicable Time, (A) the most recent Preliminary Prospectus together with the pricing information identified in Schedule II hereto and (B) each Issuer Free Writing Prospectus filed or used by the Partnership on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations;

(F)                                 “Prospectus” means the final prospectus relating to the Shares, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(G)                               “Registration Statement” means the registration statement on Form S-3 (File No. 333-199903), as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Registration Statement, Preliminary Prospectus or Prospectus, as the case may be, or in the case of the Pricing Disclosure Package, as of the Applicable Time.  Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof).  Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be.  Any reference to any amendment to the Registration Statement shall be deemed to include any periodic report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.  As used herein, the term “Incorporated Documents” means the documents that at the time are incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus or any amendment or supplement thereto.  The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been instituted or, to any of the Partnership Parties’ knowledge, threatened by the Commission.  The Commission has not notified any of the Partnership Parties of any objection to the use of the form of the Registration Statement.

(ii)                                  Well-Known Seasoned Issuer and Not an Ineligible Issuer.  The Partnership is a “well-known seasoned issuer” (as defined in Rule 405 of the Rules and Regulations).  At the earliest time after the initial filing of the Registration Statement that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Shares, the Partnership was not an “ineligible issuer,” as defined in Rule 405 of the Rules and Regulations.

(iii)                               Form of Documents.  The Registration Statement conformed in all material respects on the Effective Date and on each applicable Delivery Date (as defined herein) will conform, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the applicable requirements of the Securities Act and the Rules and Regulations.  The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects, when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on each applicable Delivery Date, to the requirements of the Securities Act and the Rules and Regulations.  The Incorporated Documents conformed and will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(iv)                              No Material Misstatements or Omissions in Registration Statement.  The Registration Statement did not, as of each Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 13.

(v)                                 No Material Misstatements or Omissions in Prospectus.  The Prospectus will not, as of its date and on the applicable Delivery Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 13.

(vi)                              No Material Misstatements or Omissions in Documents Incorporated by Reference.  The Incorporated Documents, when filed with the Commission, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(vii)                           No Material Misstatements or Omissions in Pricing Disclosure Package.  The Pricing Disclosure Package did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 13.

(viii)                        No Material Misstatements or Omissions in Issuer Free Writing Prospectus.  Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Rules and Regulations), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that no representation or warranty is made as to information contained in or omitted from such Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 13.

(ix)                              Issuer Free Writing Prospectus Conformed to the Requirements of the Securities Act.  Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations.  The Partnership has not made any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.  The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.  The Partnership has taken all actions necessary so that any road show (as defined in Rule 433 of the Rules and Regulations) in connection with the offering of the Shares will not be required to be filed pursuant to the Rules and Regulations.

(x)                                 Formation and Qualification of Certain Entities.  Each of the Partnership Entities has been duly formed or incorporated and is validly existing in good standing as a limited partnership, limited liability company, corporation or unlimited liability company under the laws of its respective jurisdiction of formation or incorporation with full corporate, limited partnership, limited liability company or unlimited liability company power and authority, as the case may be, to own or lease its properties and to conduct its business, in each case in all material respects, as disclosed in the Pricing Disclosure Package and the Prospectus.  Each of the Partnership Entities is duly registered or qualified as a foreign corporation, limited partnership, limited liability company or unlimited liability company, as the case may be, for the transaction of business under the laws of each jurisdiction (as set forth on Exhibit A to this Agreement) in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) reasonably be expected to have a material adverse effect upon the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership Parties, the PAA GP Entities, PAA and PAA’s direct or indirect majority owned subsidiaries (collectively, the

“Partnership Group Entities”), taken as a whole (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability.

(xi)                              General Partners.  As disclosed in the Pricing Disclosure Package and the Prospectus, in each case in all material respects, each Partnership Group Entity that serves as a general partner of another Partnership Group Entity has full corporate or limited liability company power and authority, as the case may be, to serve as general partner of such Partnership Group Entity.

(xii)                           Ownership of the General Partner. At the applicable Delivery Date, after giving effect to the sale of the Shares by the Selling Shareholder and the Selling Shareholder Exchange (assuming the Underwriters do not exercise their option to acquire the Additional Shares), the General Partner will have outstanding 606,029,773 units representing membership interests in the General Partner (“General Partner Units”), of which the Partnership owns 196,046,637, representing a 32.3% membership interest in the General Partner; such General Partner Units have been duly authorized and validly issued in accordance with the Amended and Restated Limited Liability Company Agreement of the General Partner, dated October 21, 2013 (as amended, the “General Partner LLC Agreement”), and are fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and such General Partner Units are owned free and clear of all liens, encumbrances, security interests, equities, charges or claims (“Liens”), except (i) as disclosed in the Pricing Disclosure Package and the Prospectus or (ii) such as would not reasonably be expected to result in a change of control of the Partnership or reasonably be expected to materially adversely affect the ability of the Partnership Group Entities considered as a whole to conduct their businesses as currently conducted and as contemplated by the Pricing Disclosure Package and the Prospectus to be conducted.

(xiii)                        Ownership of the General Partner Interest in the Partnership. The General Partner is, and at the applicable Delivery Date will be, the sole general partner of the Partnership, with a non-economic general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Amended and Restated Agreement of Limited Partnership of the Partnership, dated October 21, 2013 (as amended, the “Partnership Agreement”), and the General Partner owns such general partner interest free and clear of all Liens.

(xiv)                       Ownership of GP LLC. The Partnership owns, and at the applicable Delivery Date will own, a 100% membership interest in GP LLC; such membership interest has been duly authorized and validly issued in accordance with the Sixth Amended and Restated Limited Liability Company Agreement of GP LLC, dated October 21, 2013 (as amended, the “Plains GP LLC Agreement”), and is fully paid (to the extent required under the Plains GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens, except (i) as disclosed in the Pricing Disclosure Package and the Prospectus or (ii) such as would not reasonably be expected to result in a change of control of the Partnership or reasonably be expected to materially adversely affect the ability of the Partnership Group Entities considered as a whole to conduct their businesses as currently conducted and as contemplated by the Pricing Disclosure Package and the Prospectus to be conducted.

(xv)                          Ownership of the General Partner Interest in Plains AAP. GP LLC is, and at the applicable Delivery Date will be, the sole general partner of Plains AAP, with a non-economic general partner interest in Plains AAP; such general partner interest has been duly authorized and validly issued in accordance with the Seventh Amended and Restated Limited Partnership Agreement of Plains AAP, dated October 21, 2013 (as amended, the “AAP Partnership Agreement”), and GP LLC owns such general partner interest free and clear of all Liens.

(xvi)                       Ownership of PAA GP. Plains AAP owns, and at the applicable Delivery Date will own, a 100% membership interest in PAA GP; such membership interest has been duly authorized and validly issued in accordance with the Limited Liability Company Agreement of PAA GP, dated December 28, 2007 (as amended, the “PAA GP LLC Agreement”), and is fully paid (to the extent required under the PAA GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens, except (i) as disclosed in the Pricing Disclosure Package and the Prospectus or (ii) such as would not reasonably be expected to result in a change of control of the Partnership or reasonably be expected to materially adversely affect the ability of the Partnership Group Entities considered as a whole to conduct their businesses as currently conducted and as contemplated by the Pricing Disclosure Package and the Prospectus to be conducted.

(xvii)                    Ownership of the General Partner Interest in PAA. PAA GP is, and at the applicable Delivery Date will be, the sole general partner of PAA, with a 2.0% general partner interest in PAA; such general partner interest has been duly authorized and validly issued in accordance with the Fourth Amended and Restated Agreement of Limited Partnership of PAA, dated May 17, 2012 (as amended, the “PAA Partnership Agreement”), and PAA GP owns such general partner interest free and clear of all Liens.

(xviii)                 Ownership of the Material Subsidiaries.  All of the outstanding shares of capital stock or other equity interests of each Material Subsidiary (a) have been duly authorized and validly issued (in accordance with the agreement or certificate of limited partnership, limited liability company agreement, certificate of formation, certificate or articles of incorporation, bylaws or other similar organizational documents (in each case as in effect on the date hereof and as the same may be adopted, entered into, amended or restated prior to the applicable Delivery Date) (the “Subsidiary Organizational Documents” and, together with the Operating Documents (as defined below) and the PAA Partnership Agreement, the “Organizational Documents”) of such Material Subsidiary), are fully paid (in the case of an interest in a limited partnership or limited liability company, to the extent required under the Subsidiary Organizational Documents of such Material Subsidiary) and nonassessable (except (i) in the case of an interest in a Delaware limited partnership or Delaware limited liability company, as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware Revised

Uniform Limited Partnership Act (the “Delaware LP Act”) or Sections 18-607 and 18-804 of the Delaware LLC Act, as applicable, (ii) in the case of an interest in a limited partnership or limited liability company formed under the laws of another domestic state, as such nonassessability may be affected by similar provisions of such state’s limited partnership or limited liability company statute, as applicable, and (iii) in the case of an interest in an entity formed under the laws of a foreign jurisdiction, as such nonassessability may be affected by similar provisions of such jurisdiction’s corporate, partnership or limited liability company statute, if any, as applicable) and (b) are owned, directly or indirectly, by PAA.  The direct or indirect subsidiaries of PAA other than the Material Subsidiaries did not, individually or in the aggregate, account for (i) more than 10% of the total consolidated assets of PAA as of the most recent fiscal year end or (ii) more than 10% of the consolidated net income of PAA for the most recent fiscal year end.

(xix)                       Ownership of the Incentive Distribution Rights. Plains AAP owns, and at the applicable Delivery Date will own, all of the incentive distribution rights of PAA (the “Incentive Distribution Rights”); the Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the PAA Partnership Agreement and are fully paid (to the extent required under the PAA Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-607 and 17-804 of the Delaware LP Act); and Plains AAP owns such interests free and clear of all Liens, except as disclosed in the Pricing Disclosure Package and the Prospectus.

(xx)                          Capitalization of Plains AAP. As of the date hereof, the issued and outstanding limited partner interests of Plains AAP consist of 606,029,773 Class A Units representing limited partner interests in Plains AAP (“AAP Class A Units”) and 49,072,830 Class B Units representing limited partner interests in Plains AAP (“AAP Class B Units”).  The Partnership owns 32.3% of the AAP Class A Units, which AAP Class A Units are owned by the Partnership free and clear of all Liens, except as disclosed in the Pricing Disclosure Package and the Prospectus, and certain current and former members of PAA’s management own all of the AAP Class B Units.  All outstanding AAP Class A Units and AAP Class B Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the AAP Partnership Agreement, and are fully paid (to the extent required under the AAP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act).

(xxi)                       Capitalization of PAA.  As of the date hereof, the issued and outstanding limited partner interests of PAA consist of 372,033,831 common units representing limited partner interests and the Incentive Distribution Rights.  All such outstanding common units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the PAA Partnership Agreement and are fully paid (to the extent required under the PAA Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act).

(xxii)                    Capitalization of the Partnership.  At the Initial Delivery Date, after giving effect to the sale of the Shares by the Selling Shareholder and the Selling Shareholder Exchange (assuming the Underwriters do not exercise their option to acquire the Additional Shares), the issued and outstanding limited partner interests of the Partnership will consist of 196,046,637 Class A Shares and 409,983,136 Class B Shares.  At each applicable Delivery Date, after giving effect to the Selling Shareholder Exchange, all outstanding Class A Shares and Class B Shares and the limited partner interests represented thereby will have been duly authorized and validly issued in accordance with the Partnership Agreement and will be fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act). The limited partner interests of the Partnership conform, in all material respects, as to legal matters to the descriptions thereof contained in the Pricing Disclosure Package and the Prospectus.

(xxiii)                 No Preemptive or Other Rights.  Except as described in the Pricing Disclosure Package and the Prospectus or as provided in the AAP Partnership Agreement, the Partnership Agreement, the General Partner LLC Agreement and the Plains GP LLC Agreement (together, the “Operative Documents”), there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of either of the Partnership or Plains AAP pursuant to any agreement or other instrument to which the Partnership or Plains AAP is a party or by which the Partnership or Plains AAP may be bound.  Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Shares or other securities of the Partnership, except such rights as have been waived or satisfied.  Except (i) as described in the Pricing Disclosure Package and the Prospectus (ii) for awards issued pursuant to the Partnership’s long-term incentive plan, there are no outstanding options, warrants or other rights to purchase or exchange any securities for any Shares or other equity interests in the Partnership.

(xxiv)                Authority.  The Partnership has all requisite limited partnership power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the Selling Shareholder Exchange. At each Delivery Date, all action required to be taken by the Partnership Parties or any of their respective unitholders, shareholders, members or partners for (i) the due and proper authorization, execution and delivery of this Agreement and (ii) the consummation of the transactions contemplated hereby, including the Selling Shareholder Exchange, shall have been duly and validly taken.

(xxv)                   Authorization, Execution and Delivery of this Agreement.  This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Partnership Parties.

(xxvi)                Authorization, Execution and Enforceability of the Organizational Agreements.  The partnership agreement or limited liability company agreement, as applicable, of each of the Partnership Group Entities has been duly authorized, executed and delivered by the Partnership Group Entities party thereto and each will be a valid and legally binding agreement of the parties thereto, enforceable against such parties thereto in accordance with their respective terms; provided, that, with respect to each such agreement, the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law).

(xxvii)             No Conflicts or Violations.  None of the (i) offering and sale by the Selling Shareholder of the Shares, (ii) execution, delivery and performance of this Agreement by the Partnership Group Entities party hereto or thereto, or (iii) consummation of the Selling Shareholder Exchange: (A) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of any of the Partnership Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, a change of control or a default under (or an event that, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party or (D) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C) or (D), would reasonably be expected to have a Material Adverse Effect or materially impair the ability of any of the Partnership Parties to consummate the transactions contemplated by this Agreement, including the Selling Shareholder Exchange.

(xxviii)          No Consents.  No consent, approval, authorization, filing with or order of any court, governmental agency or body having jurisdiction over any of the Partnership Entities or any of their respective properties is required in connection with (i) the offering and sale by the Selling Shareholder of the Shares, (ii) the execution, delivery and performance of, or the consummation of this Agreement by the Partnership Parties or (iii) the consummation of the transactions contemplated by this Agreement, including the Selling Shareholder Exchange, except (A) such as have been obtained under the Securities Act, (B) such as may be required under the blue sky laws of any jurisdiction or the by-laws and rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the purchase and distribution by the Underwriters of the Shares in the manner contemplated herein and in the Pricing Disclosure Package and the Prospectus and (iii) such that the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect or materially impair the ability of any of the Partnership Parties or the PAA GP Entities to consummate the transactions contemplated by this Agreement, including the Selling Shareholder Exchange.

(xxix)                No Default.  None of the Partnership Entities is in (i) violation of its Organizational Documents in any material respect; (ii) violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it; or (iii) breach, default (or an event that, with notice or lapse of time or both, would constitute such an event) or violation in the performance of any obligation, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of (ii) or (iii) would, if continued, reasonably be expected to have a Material Adverse Effect or materially impair the ability of any of the Partnership Parties or the PAA GP Entities to consummate the transactions contemplated by this Agreement, including the Selling Shareholder Exchange.

(xxx)                   Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, which has certified the audited financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto), is an independent registered public accounting firm with respect to the Partnership Parties and the Partnership’s consolidated subsidiaries as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board.

(xxxi)                Financial Statements.  The financial statements (including the related notes and supporting schedules) and other financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except to the extent disclosed therein.  The summary and selected historical financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived, except as described therein.  No other financial statements or schedules of the Partnership are required by the Securities Act or the Exchange Act to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(xxxii)             No Material Adverse Change.  None of the Partnership Group Entities has sustained, since the date of the latest audited financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, other than as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus and other than as would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Pricing Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has not been (i) any Material Adverse Effect, or any development that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) any transaction which is material to the Partnership Group Entities, taken as a whole, other than transactions in the ordinary course of business as such business is described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (iii) any dividend or distribution of any kind, other than quarterly distributions of Available Cash (as defined in the Partnership Agreement) and other than dividends or distributions from any direct or indirect majority owned subsidiary of PAA to another direct or indirect majority owned subsidiary of PAA or PAA or from a PAA GP Entity to its members or other equity owners, declared, paid or made on the security interests of any of the Partnership Group Entities, in each case other than as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xxxiii)          Required Disclosures and Descriptions. There are no legal or governmental proceedings pending or, to the knowledge of the Partnership Parties, threatened, against any of the Partnership Group Entities, or to which any of the Partnership Group Entities is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Securities Act or the Exchange Act.

(xxxiv)         Title to Properties.  The Partnership Group Entities, directly or indirectly, have good and indefeasible title to all real property and good title to all personal property described in the Pricing Disclosure Package and the Prospectus as being owned by them, free and clear of all Liens except (i) as provided in the Third Amended and Restated Credit Agreement dated August 19, 2011, as amended, among Plains Marketing, L.P. and Plains Midstream ULC, as borrowers, PAA, as guarantor, Bank of America, N.A., as administrative agent thereunder and the lenders from time to time party thereto, filed as an exhibit to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2013, (ii) as provided in the Second Amended and Restated Credit Agreement dated as of September 26, 2013 among Plains AAP, Citibank, N.A., as Administrative Agent thereunder and the other lenders party thereto, (as amended and restated, the “AAP Credit Agreement”), filed as an exhibit to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2013, and (iii) such as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and all real property and buildings held under lease by the any of the Partnership Group Entities are held, directly or indirectly, under valid and subsisting and enforceable leases with such exceptions as would not reasonably be expected to have a Material Adverse Effect, as described in the Pricing Disclosure Package and the Prospectus.

(xxxv)            Permits.  Each of the Partnership Group Entities, directly or indirectly, has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“Permits”) as are necessary to own its properties and to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus and except for such Permits the failure of which to have obtained would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and none of the Partnership Group Entities has received, directly or indirectly, any notice of proceedings relating to the revocation or modification of any such permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding would reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Pricing Disclosure Package and the Prospectus.

(xxxvi)         Rights-of-Way.  Each of the Partnership Group Entities, directly or indirectly, has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus and except for such rights-of-way the failure of which to have obtained would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Group Entities, directly or indirectly, has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such failures to perform, revocations, terminations and impairments that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, subject in each case to such qualification as may be set forth in the Pricing Disclosure Package and the Prospectus.

(xxxvii)      Investment Company.  None of the Partnership Group Entities is now, and after the Selling Shareholder Exchange and the sale by the Selling Shareholder of the Shares none of the Partnership Group Entities will be, (i) an “investment company” or a company “controlled by” an “investment company,” each within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), (ii)  a “gas utility,” within the meaning of Tex. Util. Code § 121.001 or (iii) a “public utility” or “utility” within the meaning of the Public Utility Regulatory Act of Texas or under similar laws of any state in which any such Plains Entity does business; other than in respect of any Plains Entity that is under the jurisdiction of the California Public Utility Commission.

(xxxviii)   Environmental Compliance.  Except as described in the Pricing Disclosure Package and the Prospectus, none of the Partnership Group Entities, directly or indirectly, has violated any environmental, safety, health or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), or lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease or operate their properties and conduct their business as described in the Pricing Disclosure Package and the Prospectus

or is violating any terms and conditions of any such permit, license or approval, which in each case would reasonably be expected to have a Material Adverse Effect.

(xxxix)         No Labor Disputes.  No labor dispute with the employees of any of the Partnership Group Entities exists or, to the knowledge of the Partnership Parties, is imminent, that would reasonably be expected to have a Material Adverse Effect.

(xl)                              Insurance.  The Partnership Group Entities maintain or are entitled to the benefits of insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on each applicable Delivery Date, except for such insurance for which the failure to be outstanding and duly in force would not reasonably be expected to have a Material Adverse Effect.

(xli)                           No Legal Actions.  Except as described in the Pricing Disclosure Package and the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Partnership Parties, threatened, to which any of the Partnership Group Entities is or may be a party or to which the business or property of any of the Partnership Group Entities is or may be subject, and (ii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Partnership Group Entities is or may be subject, that, in the case of clauses (i) and (ii) above, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or prevent or result in the suspension of the offering of the Shares.

(xlii)                        Distribution Restrictions.  None of PAA, Plains AAP or any direct or indirect majority owned subsidiary of PAA is currently prohibited, directly or indirectly, from making any distributions to any Partnership Group Entity, as applicable, from making any other distribution on such entity’s equity interests, from repaying to any Partnership Group Entity any loans or advances to such entity from the Partnership Group Entities or from transferring any of such entity’s property or assets to the Partnership Group Entities, except (i) as described in or contemplated by the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), (ii) such prohibitions mandated by the laws of each such entity’s state of formation and the terms of the Organizational Documents of such entity and (iii) where such prohibition would not reasonably be expected to have a Material Adverse Effect.

(xliii)                     No Distribution of Other Offering Materials.  None of the Partnership Group Entities has distributed and, prior to the later to occur of (i) any Delivery Date and (ii) completion of the distribution of the Initial Shares or Additional Shares, as the case may be, will not distribute, any prospectus (as defined under the Securities Act) in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, subject to the conditions in Section 1(a)(ix) of this Agreement, or other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules and Regulations.

(xliv)                    NYSE Listing of Shares.  The Class A Shares, including the Shares, are listed on the New York Stock Exchange (the “NYSE”).

(xlv)                       Books and Records; Accounting Controls.  The Partnership maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xlvi)                    FINRA Affiliations.  To the actual knowledge of the Partnership Parties, there are no affiliations or associations between any member of FINRA and any of the General Partner’s officers or directors or 5% or greater security holders, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xlvii)                 Sarbanes-Oxley Act.  The Partnership and, to the knowledge of the Partnership Parties, the directors and officers of the General Partner in their capacities as such, are in compliance in all material respects with all applicable and effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(xlviii)              Disclosure Controls.  The Partnership maintains disclosure controls and procedures (to the extent required by and as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act), that (i) are designed to provide reasonable assurance that material information relating to the Partnership, including its consolidated subsidiaries, is recorded, processed, summarized and communicated to the principal executive officer, the principal financial officer and other appropriate officers of the General Partner to allow for timely decisions regarding required disclosure, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the Partnership’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they are established.

(xlix)                    No Deficiency in Internal Controls.  Based on the evaluation of its disclosure controls and procedures conducted in connection with the preparation and filing of the Partnership’s Annual Report on Form 10-K for the most recent fiscal year end, the Partnership has not become aware of (i) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting that are likely to adversely affect its ability to record, process, summarize and report financial data; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting of the Partnership.

(l)                                     FCPA.  None of the Partnership Group Entities nor, to the knowledge of the Partnership Parties, any director, officer, agent or employee of the Partnership Group Entities (in their capacity as director, officer, agent or employee) is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(li)                                  Money Laundering Laws.  No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Group Entities that involve allegations of money laundering is pending or, to the knowledge of the Partnership, threatened.

(lii)                               OFAC.  None of Partnership Group Entities nor, to the knowledge of the Partnership Parties, any director, officer or employee of the Partnership Group Entities (in their capacity as director, officer or employee) has received notice that it is subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(liii)                            XBRL. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

The applicable statements made in the certificates described in Sections 8(j) and 8(m) shall be deemed representations and warranties by the Partnership, as to matters covered thereby, to the Underwriters.

(b)                                 Representations, Warranties and Agreements of the Selling Shareholder.  The Selling Shareholder represents and warrants to, and agrees with, each Underwriter that:

(i)                                     Authority, Authorization, Execution and Delivery. The Selling Shareholder has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Shareholder.

(ii)                                  Ownership and Adverse Claims. At the applicable Delivery Date, after giving effect to the Selling Shareholder Exchange, and assuming the Partnership Parties and the PAA GP Entities take the requisite actions to complete the Selling Shareholder Exchange and record ownership in the Selling Shareholder, the Selling Shareholder will be the record and beneficial owner of the Shares to be sold by it hereunder free and clear of all Liens and will have duly endorsed such Shares, if certificated, in blank, and has the requisite corporate power and authority to sell its interest in the Shares, and, assuming that each Underwriter acquires its interest in the Shares it has purchased from the Selling Shareholder without notice of any adverse claim

(within the meaning of Section 8-105 of the New York Uniform Commercial Code (“UCC”)), each Underwriter that has purchased such Shares delivered on the applicable Delivery Date to The Depository Trust Company (“DTC”) or other securities intermediary by making payment therefor as provided herein, and that has had such Shares credited to the securities account or accounts of such Underwriters maintained with DTC or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Shares.

(iii)                               No Conflicts or Violations. None of the offering and sale of the Shares by the Selling Shareholder, the execution, delivery and performance of this Agreement by the Selling Shareholder or the consummation by the Selling Shareholder of the transactions contemplated hereby, including the Selling Shareholder Exchange, (i) conflicts or will conflict with or constitutes or will constitute a violation of the organizational documents of the Selling Shareholder, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, a change of control or a default under (or an event that, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Shareholder or any of its properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Selling Shareholder or any of its properties in a proceeding to which the Selling Shareholder or its property is a party or (iv) results or will result in the creation or imposition of any Lien upon any property or assets of the Selling Shareholder, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Selling Shareholder’s ability to perform its obligations hereunder.

(iv)                              No Consents.  No consent, approval, authorization, filing with or order of any court, governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder is required in connection with the offering and sale of the Shares by the Selling Shareholder, the execution, delivery and performance of this Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby, except (i) such as have been, or prior to the Initial Delivery Date, will be obtained or made, (ii) for the registration of Shares under the Securities Act and such as may be required under the Exchange Act, blue sky laws of any jurisdiction or the by-laws and rules of FINRA in connection with the purchase and distribution by the Underwriters of the Shares in the manner contemplated herein and in the Pricing Disclosure Package and the Prospectus and (iii) where the failure to obtain such consent, approval, authorization, filing or order, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Selling Shareholder’s ability to perform its obligations hereunder.

(v)                                 Basis of Sale. The sale of Shares by the Selling Shareholder pursuant hereto is not prompted by any material information concerning the Partnership or any of its subsidiaries which is not set forth in the Registration Statement, Pricing Disclosure Package and the Prospectus or any amendment or supplement thereto.

(vi)                              Selling Shareholder Information.  In respect of any statements in or omissions from the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto used by the Partnership or any Underwriter, as the case may be, made in reliance upon and in conformity with information furnished in writing to the Partnership or to the Underwriters by the Selling Shareholder specifically for use in connection with the preparation thereof, none of such statements include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein (in the case of any Pricing Disclosure Package or the Prospectus, in the light of the circumstances under which any such statements were made) not misleading; it being understood and agreed that the foregoing applies only to such information furnished in writing by the Selling Shareholder to the Partnership, which consists of (A) the legal name, address and the number of Shares owned by the Selling Shareholder, and (B) the other information with respect to the Selling Shareholder (excluding percentages) which appear in the table (and corresponding footnotes) under the caption “Selling Shareholder” (collectively, the “Selling Shareholder Information”).

(vii)                           No Use of Free Writing Prospectus. Neither the Selling Shareholder nor any person acting on behalf of the Selling Shareholder (other than, if applicable, the Partnership and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) relating to the Shares.

The applicable statements made in the certificates described in Section 8(o) shall be deemed representations and warranties by the Selling Shareholder, as to matters covered thereby, to the Underwriters.

2.                                      Purchase and Sale.

(a)                                 Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Shareholder agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Shareholder, at a purchase price of $24.4375 per Share, the number of Initial Shares set forth opposite such Underwriter’s name on Schedule I hereto, subject to adjustment as set forth in Section 10 hereof.

(b)                                 Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Shareholder hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 9,000,000 Additional Shares at the same purchase price per Share as the Underwriters shall pay for the Initial Shares set forth on Schedule I hereto.  Said option may be exercised in whole or in part at any time and from time to time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Selling Shareholder setting forth the number of Additional Shares as to which the several Underwriters are exercising the option and the settlement date.  The number of Additional Shares to be purchased by each Underwriter shall be the same percentage of the total number of Additional Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Initial Shares, subject to (i) such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares and (ii) adjustment as set forth in Section 10 hereof.

3.                                      Delivery and Payment.  Delivery of and payment for the Initial Shares and the Additional Shares (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Initial Delivery Date) shall be made at the office of Baker Botts L.L.P., 910 Louisiana St, Houston, Texas 77002 at 8:00 a.m., Houston time, on November 14, 2014, or at such time on such later date not more than three business days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives, the Selling Shareholder and the Partnership or as provided in Section 10 hereof (such date and time of delivery and payment for the Shares being herein called the “Initial Delivery Date”).  Delivery of the Shares shall be made to the Underwriters for the respective accounts of the several Underwriters against payment by the several Underwriters of the purchase price thereof to or upon the order of the Selling Shareholder by wire transfer payable in same-day funds to an account specified by the Selling Shareholder.  Delivery of the Initial Shares and the Additional Shares shall be made through the facilities of DTC unless the Representatives shall otherwise instruct.

If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the Initial Delivery Date, the Selling Shareholder will deliver the Additional Shares (at the expense of the Partnership) to the Representatives on the date (an “Additional Shares Delivery Date”) specified by the Underwriters (which shall be within three business days after each exercise of said option), for the respective accounts of the several Underwriters, against payment by the several Underwriters of the purchase price thereof to or upon the order of the Selling Shareholder by wire transfer payable in same-day funds to an account specified by the Selling Shareholder.  If settlement for the Additional Shares occurs after the Initial Delivery Date, the Selling Shareholder will deliver to the Underwriters on the Additional Shares Delivery Date for the Additional Shares, and the obligation of the Underwriters to purchase the Additional Shares shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Initial Delivery Date pursuant to Section 8 hereof.  The Initial Delivery Date and any Additional Shares Delivery Date are each sometimes referred to as a “Delivery Date.”

4.                                      Offering by the Underwriters.(a)                     It is understood that the several Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus.

5.                                      Agreements of the Partnership.  The Partnership Parties acknowledge and agree with the Underwriters that:

(a)                                 Post-Effective Amendments.  If, at the Applicable Time, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Partnership will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing when such post-effective amendment has become effective.

(b)                                 Preparation of Prospectus and Registration Statement.  The Partnership will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (d) below, of any change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership Group Entities, taken as a whole, or of the happening of any event that makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package or the Prospectus (as then amended or supplemented) untrue or that requires the making of any additions to or changes in the Registration Statement, the Pricing Disclosure Package or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Securities Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein (in the case of any Preliminary Prospectus or the Prospectus, in the light of the circumstances under which any such statements were made) not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Securities Act or any other applicable law.  If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Partnership will make every commercially reasonable effort to obtain the withdrawal of such order at the earliest possible time.

(c)                                  Copies of Registration Statement.  The Partnership will furnish to the Underwriters, without charge, (i) one copy of the manually signed copy of the registration statement corresponding to the Commission’s electronic data gathering, analysis and retrieval system (“EDGAR”) version filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement, (ii) such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as the Underwriters or the Underwriters’ counsel may reasonably request, (iii) such number of copies of the Incorporated Documents, without exhibits, as the Underwriters may reasonably request and (iv) such number of copies of the exhibits to the Incorporated Documents as the Underwriters may reasonably request.

(d)                                 Filing of Amendment or Supplement.  For such period as in the opinion of counsel for the Underwriters a prospectus is required by the Securities Act to be delivered in connection with sales by any Underwriter or dealer, the Partnership will not file any amendment to the Registration Statement, supplement to the Prospectus (or any other prospectus relating to the Shares filed pursuant to Rule 424(b) of the Rules and Regulations that differs from the Prospectus as filed pursuant to such Rule 424(b)), or any Preliminary Prospectus or Issuer Free Writing Prospectus of which the Representatives shall not previously have been advised or to which the Representatives shall have reasonably objected in writing after being so advised unless the Partnership shall have determined based upon the advice of counsel that such amendment, supplement or other filing is required by law; and the Partnership will promptly notify the

Representatives after it shall have received notice thereof of the time when any amendment to the Registration Statement becomes effective or when any supplement to the Prospectus has been filed.

(e)                                  Copies of Documents to the Underwriters.  As soon after the Applicable Time as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Securities Act to be delivered in connection with sales by any Underwriter or dealer, the Partnership will expeditiously deliver to each Underwriter and each dealer that the Underwriters may specify, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Underwriters may reasonably request.  At any time after nine months after the time of sale by the Selling Shareholder, upon request and without charge, the Partnership will deliver as many copies of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act as the Underwriters may reasonably request, provided that a prospectus is required by the Securities Act to be delivered in connection with sales of Shares by any Underwriter or dealer.  The Partnership consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Securities Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Securities Act to be delivered in connection with sales by any Underwriter or dealer.  If during such period of time any event shall occur that in the judgment of the Partnership or in the opinion of counsel for the Underwriters and the Partnership is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) to comply with the Securities Act or any other law, the Partnership will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof; provided that, if any such event necessitating a supplement or amendment to the Prospectus occurs at any time after nine months after the time of issuance of the Prospectus, such supplement or amendment shall be prepared at the Underwriters’ expense.  In the event that the Partnership and the Representatives agree that the Prospectus should be amended or supplemented, the Partnership, if requested by the Representatives, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement unless the Partnership shall have determined, based on the advice of counsel, that the issuance of such press release would not be required by law.

(f)                                   Blue Sky Laws.  The Partnership will cooperate with the Representatives and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as the Underwriters may reasonably designate and will file such consents to service of process or other documents reasonably necessary or appropriate in order to effect such registration or qualification; provided that in no event shall any Partnership Group Entity be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.  The Partnership will promptly notify the Representatives of the receipt by the Partnership of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(g)                                  Reports to Security Holders.  In accordance with Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations, the Partnership will make generally available to its security holders an earnings statement (which need not be audited) in reasonable detail covering the 12-month period beginning not later than the first day of the month next succeeding the month in which occurred the effective date (within the meaning of Rule 158 of the Rules and Regulations) of the Registration Statement as soon as practicable after the end of such period.

(h)                                 Termination Expenses.  If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (other than pursuant to Section 10 hereof or Section 11 hereof (except pursuant to the first clause of Section 10)) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Selling Shareholder or the Partnership Parties to comply with the terms or fulfill any of the conditions of this Agreement, the Partnership Parties agree to reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by the Underwriters in connection herewith.

(i)                                     Filing of Prospectus.  The Partnership will timely file the Prospectus, and any amendment or supplement thereto, pursuant to Rule 424(b) of the Rules and Regulations and will advise the Underwriters of the time and manner of such filing.

(j)                                    Partnership Lock-Up Period.  Except as provided in this Agreement, the Partnership will not (i) offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Partnership or any of its controlled affiliates or any person in privity with the Partnership or any of its controlled affiliates) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any Class A Shares or any securities that are convertible into, or exercisable or exchangeable for, or that represent the right to receive, Class A Shares or any securities that are senior to or pari passu with Class A Shares, or publicly announce an intention to effect any such transaction or (ii) grant any options or warrants to purchase Class A Shares for a period of 90 days after the date of the Prospectus (the “Lock-Up Period”) without the prior written consent of J.P. Morgan Securities LLC, except that (A) the Partnership may issue the Shares, (B) the Partnership may issue Class A Shares or any securities convertible or exchangeable into Class A Shares as payment of any part of the purchase price for businesses that are acquired by the Partnership and its affiliates or any third parties, provided that any recipient of such Class A Shares must agree in writing to be bound by the terms of this Section 5(k) for the remaining term of the Lock-Up Period, (C) the Partnership may issue and sell Class A Shares or securities convertible into or exchangeable for Shares pursuant to any existing long-term incentive plan, employee share option plan, share ownership plan or distribution reinvestment plan of the Partnership in effect at the Applicable Time, (D) the

Partnership may issue or deliver Class A Shares issuable upon the exchange, conversion, vesting or exercise of securities (including long-term incentive plan awards, options and warrants) outstanding at the Applicable Time and (E) the Partnership may file a resale shelf registration statement on Form S-3 pursuant to the Registration Rights Agreement by and among the Partnership and the other parties signatory thereto, dated October 21, 2013.

(k)                                 Lock-Up Agreements. The Partnership Parties agree to cause each person and entity set forth on Exhibit B-1 hereto (the “Lock-Up Parties”) to furnish to the Representatives, prior to the Initial Delivery Date, a letter, substantially in the form of Exhibit B hereto (the “Lock-Up Agreements”).

(l)                                     Stabilization.  Except as stated in this Agreement and the Prospectus, the Partnership has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares.

(m)                             Investment Company.  The Partnership Parties will take such steps as shall be necessary to ensure that none of the Partnership Group Entities shall become an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(n)                                 Private Placement.  The issuance of the Class A Shares to the Selling Shareholder in the Selling Shareholder Exchange is exempt from the registration requirements of the Securities Act, the Rules and Regulations and the securities laws of any state having jurisdiction with respect thereto.  The Partnership has not sold or issued any securities that would be integrated with the offering of the Shares contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

(o)                                 Exchange Act Reports.  The Partnership, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

(p)                                 Free Writing Prospectuses.  The Partnership has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including appropriate legending and timely filing with the Commission or retention where required.  The Partnership represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.  The Partnership agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Partnership will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document that will correct such conflict, statement or omission;

provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter through the Representatives expressly for use therein, which information is specified in Section 13.

6.                                      Agreements of the Selling Shareholder.  The Selling Shareholder agrees as follows:

(a)                                 Selling Shareholder Lock-Up Period. Except as provided in this Agreement, the Selling Shareholder will not offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Shareholder or any of its controlled affiliates or any person in privity with the Selling Shareholder or any of its controlled affiliates) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any Class A Shares or any securities that are convertible into, or exercisable or exchangeable for, or that represent the right to receive, Class A Shares or any securities that are senior to or pari passu with Class A Shares, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Prospectus (the “Selling Shareholder Lock-Up Period”) without the prior written consent of J.P. Morgan Securities LLC; provided, however, that the restrictions contained in this Section 6(a) shall not apply to or restrict: (i)  registration of or sale to the Underwriters of any Class A Shares pursuant to the offering and this Agreement; (ii) bona fide gifts of Class A Shares; provided that it shall be a condition to any transfer pursuant to this clause (ii) that the transferee/donee agrees to be bound by the terms of this Section 6(a) to the same extent as if the transferee/donee were a party hereto; (iii) transactions relating to any Class A Shares acquired in open market transactions after the completion of the offering; and (iv) any transfer of Class A Shares pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Class A Shares involving a change of control of the Partnership in which all Class A Shares outstanding immediately prior to such change of control are transferred on substantially the same terms to such third party; provided that in the event such change of control is not consummated for any reason, the Selling Shareholder shall remain subject to this Section 6(a).

(b)                                 Notice of Change. The Selling Shareholder will advise the Representatives promptly, and if requested by the Representatives, will confirm such advice in writing, so long as delivery of a prospectus relating to the Shares by an underwriter or dealer may be required under the Act, of any material change in the Selling Shareholder Information in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto.

(c)                                  Stabilization. Except as stated in this Agreement and the Prospectus, the Selling Shareholder has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Class A Shares to facilitate the sale or resale of the Shares.

(d)                                 No Use of Free Writing Prospectus. Neither the Selling Shareholder nor any person acting on behalf of the Selling Shareholder (other than, if applicable, the Partnership and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405) relating to the Shares.

(e)                                  Document Delivery. The Selling Shareholder will deliver to the Representatives prior to the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-9 or other applicable form.

7.                                      Indemnification and Contribution.

(a)                                 The Partnership Parties, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, each affiliate of any Underwriter who has participated in the distribution of the Shares as underwriters, each broker-dealer affiliate of any Underwriter and each other affiliate of any Underwriter within the meaning of Rule 405 of the Rules and Regulations, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), to which they or any of them became subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Prospectus, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (C) any materials or information provided to investors by, or with the approval of, the Partnership in connection with the marketing of the offering of the Shares, including any “road show” (as defined in Rule 433 of the Rules and Regulations) not constituting an Issuer Free Writing Prospectus (“Marketing Materials”) or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus or the Prospectus, in the light of the circumstances under which any such statements were made) not misleading, and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Partnership Parties shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Marketing Materials, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 13.  The foregoing indemnity agreement is in addition to any liability that the Partnership Parties may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

(b)                                 The Selling Shareholder agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, each affiliate of any Underwriter who has participated in the distribution of the Shares as underwriters, each broker-dealer affiliate of any Underwriter and each other affiliate of any Underwriter within the meaning of Rule 405 of the Rules and Regulations, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), to which they or any of them became subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, in any Marketing Materials or in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations), prepared by or on behalf of the Selling Shareholder or used or referred to by the Selling Shareholder in connection with the offering of the Shares in violation of Section 6(d) (“Selling Shareholder Free Writing Prospectus”), or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, any Marketing Materials or any Selling Shareholder Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus or the Prospectus, in the light of the circumstances under which any such statements were made) not misleading, and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Marketing Materials, in reliance upon and in conformity with the Selling Shareholder Information.  The liability of the Selling Shareholder under the indemnity agreement contained in this paragraph (b) or paragraph (e) or (f) below shall be limited to an amount equal to the total net proceeds (before deducting expenses) from the offering of the Shares purchased under the Agreement received by the Selling Shareholder. The foregoing indemnity agreement is in addition to any liability that the Selling Shareholder may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

(c)                                  If any action, suit or proceeding shall be brought against any Underwriter, any director, officer, employee or agent of any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Partnership Parties or the Selling Shareholder, such Underwriter or such director, officer, employee, agent or controlling person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses.  The failure to notify the indemnifying party shall not relieve it from liability that it may have to an indemnified party unless the indemnifying party is foreclosed by reason of such delay from asserting a defense otherwise available to it.  Such Underwriter or any such director, officer, employee, agent or controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such director, officer, employee, agent or controlling person unless (i) the indemnifying party has agreed in writing to pay such fees and expenses, (ii) the indemnifying party has failed to assume the defense and employ counsel within a reasonable period of time in light of the circumstances or (iii) such indemnified party or parties shall have reasonably concluded, based on the advice of counsel, that there may be defenses available to it or them that are different from, additional to or in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action, suit or proceeding on behalf of the indemnified party or parties), in any of which events the indemnifying party shall pay the reasonable fees and expenses of such counsel as such fees and expenses are incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one action, suit or proceeding or series of related actions, suits or proceedings in the same jurisdiction representing the indemnified parties who are parties to such action, suit or proceeding).

(d)                                 Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Selling Shareholder, the Partnership, the General Partner’s directors and the officers who sign the Registration Statement, and any person who controls the Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Selling Shareholder and the Partnership Parties to each Underwriter, but only with respect to information furnished in writing by or on behalf of such Underwriter through the Representatives expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials, which information is limited to the information set forth in Section 13.  If any action, suit or proceeding shall be brought against the Selling Shareholder, the Partnership, any of such directors and officers of the General Partner or any such controlling person based on the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (d), such Underwriter shall have the rights and duties given to the Partnership Parties by paragraph (c) above (except that if the Selling Shareholder or the Partnership shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter’s expense), and the Selling Shareholder, the Partnership Parties, any of such directors and officers of the General Partner and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (c) above.  The foregoing indemnity agreement shall be in addition to any liability that the Underwriters may otherwise have.

(e)                                  If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraph (a), (b) or (d) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Selling Shareholder and the Partnership Parties on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Selling Shareholder and the Partnership Parties on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Selling Shareholder and the Partnership Parties on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault of the Selling Shareholder and the Partnership Parties on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Selling Shareholder and the Partnership Parties or any affiliate of the Selling Shareholder and the Partnership Parties on the one hand, or by the Underwriters on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f)                                   The Selling Shareholder, the Partnership Parties and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding.  Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute as provided in this Section 7 are several and not joint.

(g)                                  No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(h)                                 Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred.  The indemnity and contribution agreements contained in this Section 7 and the covenants, representations and warranties of Selling Shareholder and the Partnership Parties set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Selling Shareholder, Partnership or any of the General Partner’s directors or officers or any person controlling the Partnership Parties, (ii) acceptance of any Shares and payment therefor in accordance with the terms of this Agreement, and (iii) any termination of this Agreement.  A successor to any Underwriter or any person controlling any Underwriter, or to the Selling Shareholder, the Partnership Parties or any of the General Partner’s directors or officers or any person controlling the Partnership Parties shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

8.                                      Conditions to the Obligations of the Underwriters.  The several obligations of the Underwriters to purchase the Initial Shares and the Additional Shares, as the case may be, hereunder are subject to the following conditions:

(a)                                 All filings required by Rule 424 and Rule 430B of the Rules and Regulations shall have been made.  All material required to be filed by the Partnership pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act.  No stop order (i) suspending the effectiveness of the Registration Statement or (ii) suspending or preventing the use of the most recent Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Partnership or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives.

(b)                                 Subsequent to the Applicable Time, there shall not have occurred (i) any change, or any development involving a prospective change that would reasonably be expected to have a Material Adverse Effect, not contemplated by the Prospectus, which in the Representatives’ opinion, would materially adversely affect the market for the Shares or (ii) any event or development relating to or involving any of the Partnership Group Entities or any executive officer or director of any of such entities that makes any statement made in the Prospectus untrue or which, in the opinion of the Partnership and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Securities Act or any other law to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the Representatives’ opinion, materially adversely affect the market for the Shares.

(c)                                  The Representatives shall have received on each applicable Delivery Date, an opinion of Vinson & Elkins L.L.P., counsel for the Partnership, dated the applicable Delivery Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, substantially in the form set forth in Exhibit C hereto.

(d)                                 The Representatives shall have received on each applicable Delivery Date an opinion of Richard McGee, general counsel for the General Partner, dated the applicable Delivery Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, substantially in the form set forth in Exhibit D hereto.

(e)                                  The Representatives shall have received on each applicable Delivery Date, an opinion of special internal Canadian counsel of the Partnership with respect to the Provinces of Alberta and British Columbia and the federal laws of Canada, dated the Closing Date and addressed to the Underwriters, substantially in the form set forth in Exhibit E hereto.

(f)                                   The Representatives shall have received on each applicable Delivery Date, an opinion of Kirkland & Ellis LLP, counsel for the Selling Shareholder, dated the applicable Delivery Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, substantially in the form set forth in Exhibit F hereto.

(g)                                  The Representatives shall have received on each applicable Delivery Date an opinion of Baker Botts L.L.P., counsel for the Underwriters, dated the applicable Delivery Date and addressed to the Underwriters, with respect to the offering and sale of the Shares, the Registration Statement, the Pricing Disclosure Package, the Prospectus (together with any amendment or supplement thereto) and other related matters the Underwriters may reasonably require.

(h)                                 At the time of the execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP, independent public accountants, a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided that the cut-off date for the procedures performed by such accountant and described in such letter shall be a date not more than five days prior to the date of such letter.

(i)                                     On each applicable the Delivery Date, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated as of each such Delivery Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to paragraph (h) of this Section 8, except that the date referred to in the proviso in Section 8(h) hereof shall be a date not more than three business days prior to each such Delivery Date.

(j)                                    The Partnership Parties shall have furnished to the Representatives at each applicable Delivery Date a certificate of the Partnership, signed on behalf of the Partnership by the President or any Vice President and the Chief Financial Officer of the General Partner, dated the applicable Delivery Date, to the effect that the signers of such certificate have examined the Registration Statement, the Pricing Disclosure Package, the Prospectus and any amendment or supplement thereto, and this Agreement and that:

(i)                                     the representations and warranties of the Partnership Parties in this Agreement are true and correct on and as of the applicable Delivery Date with the same effect as if made on the applicable Delivery Date and the Partnership Parties have complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the applicable Delivery Date;

(ii)                                  no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Partnership Parties’ knowledge, threatened; and

(iii)                               (A) the Registration Statement, as of the Effective Date, (B) the Prospectus, as of its date and on the applicable Delivery Date, and (C) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statement therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading.

(k)                                 The NYSE shall have approved the Shares for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

(l)                                     FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the issuance and sale of the Shares.

(m)                             On or prior to the date hereof, the Partnership Parties shall have furnished to the Underwriters a letter substantially in the form of Exhibit B hereto from each person named in Exhibit B-1 hereto.

(n)                                 At the time of the execution of this Agreement, the Representatives shall have received from the Partnership a certificate substantially in the form of Exhibit G hereto and signed by the chief financial officer of the General Partner.

(o)                                 The Selling Shareholder shall have furnished to the Representatives a certificate, signed by or on behalf of the Selling Shareholder, dated the Closing Date, to the effect that the signers of such certificate have examined the Selling Shareholder Information contained in the Registration Statement, the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and any supplements or amendments thereto, and that the representations and warranties of the Selling Shareholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

All such opinions, certificates, letters and other documents referred to in this Section 8 will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.  The Partnership shall furnish to the Underwriters conformed copies of such opinions, certificates, letters and other documents in such number as they shall reasonably request.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of any Additional Shares Delivery Date of the conditions set forth in this Section 8, except that, if any Additional Shares Delivery Date is other than the Initial Delivery Date, (i) the certificates, opinions and letters referred to in paragraphs (c) through (g), (i), (j) and (m) shall be dated the Additional Shares Delivery Date in question, (ii) the opinions called for by paragraphs (c) through (g), as applicable, shall be revised to reflect the sale of Additional Shares and (iii) any references in this Section 8 to the Initial Delivery Date shall be deemed to be such Additional Shares Delivery Date.

If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the applicable Delivery Date by the Underwriters.  Notice of such cancellation shall be given to the Partnership in writing or by telephone or facsimile confirmed in writing.

9.                                      Expenses.

(a)                                 Partnership Expenses.  The Partnership agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder:  (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, the Incorporated Documents and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda, and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Shares under the Exchange Act and the listing of the Shares on the NYSE and any applicable listing or other similar fees; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) any filing fees in connection with any filings required to be made with FINRA; (viii) the costs and expenses related to investor presentations on any road show undertaken in connection with the marketing of the Shares, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the Representatives and transportation and other expenses incurred by or on behalf of the officers and employees of the Partnership Parties; provided, however, that the Partnership is obligated to pay only 50% of the costs and expenses of any aircraft that is chartered in connection with the presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Partnership’s accountants and the fees and expenses of counsel (including local and special counsel) for the Partnership Group Entities; (x) all expenses in connection with the qualification of the Shares for offering and sale in any Province or Territory in Canada, including the reasonable fees, disbursements and expenses of counsel for the Underwriters in connection therewith; (xi) the costs and expenses of qualifying the Shares for inclusion in the book-entry settlement system of the DTC; and (xii) services provided by the transfer agent and registrar.

(b)                                 Selling Shareholder Expenses. It is understood, however, that except as otherwise provided in this Agreement, the Selling Shareholder will only be responsible for paying all underwriting discounts and selling commissions applicable to the sale of the Shares hereunder.

(c)                                  Underwriter Expenses.  It is understood, however, that except as otherwise provided in this Section 9 or Section 5(i) hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on any resale of the Shares by any Underwriter, any advertising expenses connected with any offers they may make and the transportation and other expenses incurred by the Underwriters on their own behalf in connection with presentations to prospective purchasers of the Shares.

10.                               Default by an Underwriter.  If any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they are obligated to purchase hereunder on the Initial Delivery Date, and the aggregate number of Shares that such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of the Shares that the Underwriters are obligated to purchase on the Initial Delivery Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion that the number of Initial Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Initial Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as the Representatives may specify in accordance with the Agreement Among Underwriters of J.P. Morgan Securities LLC to purchase the Shares that such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase.  If any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they are obligated to purchase on the Initial Delivery Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares that the Underwriters are obligated to purchase on the Initial Delivery Date and arrangements satisfactory to the Representatives, the Selling Shareholder and the Partnership for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by the Representatives, the Selling Shareholder and the Partnership are not made within five business days after such default, this Agreement will terminate without liability on the part of any party hereto (other than the defaulting Underwriter).  In any such case that does not result in termination of this Agreement, any of the Representatives, the Selling Shareholder or the Partnership shall have the right to postpone the Initial Delivery Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected.  If any one or more of the

Underwriters shall fail or refuse to purchase Additional Shares that it or they are obligated to purchase hereunder on the Additional Shares Delivery Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion that the number of Initial Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Initial Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as the Representatives may specify in accordance with the Agreement Among Underwriters of J.P. Morgan Securities LLC, to purchase the Additional Shares that such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase.  Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement.  The term “Underwriter” as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with the Representatives’ approval and the approval of the Selling Shareholder and the Partnership, purchases Shares that a defaulting Underwriter is obligated, but fails or refuses, to purchase.

Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

11.                               Termination of Agreement.  This Agreement shall be subject to termination in the Representatives’ absolute discretion, without liability on the part of any Underwriters to the Selling Shareholder or the Partnership, by notice to the Selling Shareholder and the Partnership, if prior to the Initial Delivery Date or any Additional Shares Delivery Date (if different from the Initial Delivery Date and then only as to the Additional Shares), as the case may be, (i) trading in the Shares or the common units representing limited partner interests in PAA shall have been suspended by the Commission or the NYSE or trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established; (ii) a banking moratorium shall have been declared either by federal or New York or Texas state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, shall have occurred; or (iii) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism, declaration by the United States of a national emergency or war, or other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Prospectus (exclusive of any amendment or supplement thereto).  Notice of such termination may be given to the Partnership by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

12.                               Notice; Successors.  Except as otherwise provided in Sections 5, 10 and 11 hereof, all communications hereunder will be in writing and effective only on receipt, and will be mailed, delivered or telefaxed as follows:

(a)                                 if to the Representatives:

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

Attention Equity Syndicate Dept, 4th floor (fax: 212-622-8358)

and

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attention: General Counsel

(b)                                 if to the Partnership:

Plains GP Holdings, L.P.

333 Clay St., Suite 1600

Houston, Texas 77002

Attention: General Counsel

Fax: (713) 646-4313

(c)                                  if to the Selling Shareholder:

Oxy Holding Company (Pipeline), Inc.

5 Greenway Plaza, Suite 110

Houston, Texas 77046

Attention: General Counsel

This Agreement has been and is made solely for the benefit of the several Underwriters and their directors, officers, employees, agents and other controlling persons referred to in Section 7 hereof, the Selling Shareholder and the Partnership and the General Partner’s directors and the officers who sign the Registration Statement, and other controlling persons referred to in Section 7 hereof, and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement.  Neither the term “successor” nor the term “successors and assigns” as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

13.                               Information Furnished by the Underwriters.  The Partnership Parties acknowledge that the following statements set forth in the most recent Preliminary Prospectus and the Prospectus constitute the only information furnished by or on behalf of the Underwriters through the Representatives as such information is referred to in Sections 1(a)(iv), 1(a)(v), 1(a)(vii), 1(a)(viii), 5(p), 7(a) and 7(d) hereof (A) the names of the Underwriters, (B) the table under the first paragraph under the heading “Underwriting,” (C) the sentence in the second paragraph under the heading “Underwriting—Commissions and Expenses” related to selling concessions and (D) the paragraphs under the heading “Underwriting—Stabilization, Short Positions and Penalty Bids.”

14.                               Research Analyst Independence.  The Selling Shareholder and the Partnership Parties acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions.  The Selling Shareholder and the Partnership Parties hereby waive and release, to the fullest extent permitted by law, any claims that the Selling Shareholder or the Partnership Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Selling Shareholder or the Partnership Parties by such Underwriters’ investment banking divisions.  The Selling Shareholder and the Partnership Parties acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

15.                               Integration.  This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Selling Shareholder, the Partnership Parties and the Underwriters, or any of them, with respect to the subject matter hereof.

16.                               Headings.  The Section headings used herein are for convenience only and shall not affect the construction hereof.

17.                               Effective Date of Agreement.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

18.                               No Fiduciary Duty.  The Selling Shareholder and the Partnership Parties acknowledge and agree that in connection with this offering and sale of the Shares or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters:  (i) no fiduciary or agency relationship between the Selling Shareholder, the Partnership Parties and any other person, on the one hand, and the Underwriters, on the other hand, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to the Selling Shareholder, the Partnership Parties, including, without limitation, with respect to the determination of the public offering price of the Shares, and such relationship between the Selling Shareholder and the Partnership Parties , on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Selling Shareholder and Partnership Parties shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Selling Shareholder and the Partnership Parties.  The Selling Shareholder and the Partnership Parties hereby waive any claims that they may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

19.                               Applicable Law; Counterparts.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.  This Agreement may be signed in various counterparts that together constitute one and the same instrument.  If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

20.                               Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their clients, which may include the name and address of their clients, as well as other information that will allow the Underwriters to properly identify their clients.

[Signature Pages Follow]

Please confirm that the foregoing correctly sets forth the agreement among the Partnership and the Underwriters.

Very truly yours,

PLAINS GP HOLDINGS, L.P.

By:		PAA GP HOLDINGS LLC,
its General Partner

	By:	/s/ Al Swanson
Name: Al Swanson
Title: Executive Vice President and
Chief Financial Officer

PAA GP HOLDINGS LLC

By:		/s/ Al Swanson
Name: Al Swanson
Title: Executive Vice President and
Chief Financial Officer

Signature Page to Underwriting Agreement

OXY HOLDING COMPANY (PIPELINE), INC.

By:	/s/ Christopher G. Stavros
	Name:	Christopher G. Stavros
	Title:	Chief Financial Officer

Signature Page to Underwriting Agreement

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

J.P. MORGAN SECURITIES LLC

CITIGROUP GLOBAL MARKETS INC.

As Representatives of the several underwriters

J.P. MORGAN SECURITIES LLC		CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Yaw Asamoah-Duodu	By:	/s/ Jerry Schretter
Name: Yaw Asamoah-Duodu		Name: Jerry Schretter
Title: Managing Director		Title: Managing Director

Signature Page to Underwriting Agreement

SCHEDULE I

Plains GP Holdings, L.P.

Underwriter	Number of Initial Shares to be Purchased
J.P. Morgan Securities LLC	15,000,000
Citigroup Global Markets Inc.	15,000,000
Goldman, Sachs & Co.	7,500,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	7,500,000
Morgan Stanley & Co. LLC	7,500,000
Raymond James & Associates, Inc.	2,500,000
UBS Securities LLC	2,500,000
Wells Fargo Securities, LLC	2,500,000
Total	60,000,000

Schedule I to Underwriting Agreement

SCHEDULE II

Additional Pricing Disclosure Package

Pricing Information:

Number of Shares:	60,000,000 Initial Shares or, if the Underwriters exercise in full their option to purchase 9,000,000 Additional Shares granted in Section 2 hereof, 69,000,000 Shares

Public offering price for the Shares:	$25.00 per Share

Schedule II to Underwriting Agreement

SCHEDULE III

Material Subsidiaries

Plains Marketing, L.P.

Plains Pipeline, L.P.

Pacific Pipeline System LLC

Plains Products Terminals LLC

Plains Midstream Canada ULC

Plains South Texas Gathering LLC

Plains West Coast Terminals LLC

Rocky Mountain Pipeline System LLC

Pine Prairie Energy Center, LLC

SG Resources Mississippi LLC

Plains LPG Services LP

Schedule III to Underwriting Agreement

SCHEDULE IV

Domestic Subsidiaries

Plains Marketing, L.P.

Plains Pipeline, L.P.

Pacific Pipeline System LLC

Plains Products Terminals LLC

Plains South Texas Gathering LLC

Plains West Coast Terminals LLC

Rocky Mountain Pipeline System LLC

Pine Prairie Energy Center, LLC

SG Resources Mississippi LLC

Plains LPG Services LP

Schedule IV to Underwriting Agreement

EXHIBIT A

Subsidiary	Formation/ Organization	Foreign Qualifications
PAA GP LLC	Delaware	TX
Pacific Pipeline System LLC	Delaware	CA
Pine Prairie Energy Center, LLC	Delaware	LA
Plains AAP, L.P.	Delaware	TX
Plains All American GP LLC	Delaware	CA, IL, LA, OK, TX
Plains All American Pipeline, L.P.	Delaware	TX
Plains LPG Services LP	Texas	CA, IL, OK
Plains Marketing, L.P.	Texas	CA, IL, LA, OK
Plains Midstream Canada ULC	British Columbia	Alberta, Manitoba, New Brunswick, Nova Scotia, Ontario, Quebec, Saskatchewan
Plains Pipeline, L.P.	Texas	CA, IL, LA, OK
Plains Products Terminals LLC	Delaware	CA
Plains South Texas Gathering LLC	Texas	OK
Plains West Coast Terminals LLC	Delaware	CA
Rocky Mountain Pipeline System LLC	Delaware	UT
SG Resources Mississippi LLC	Delaware	AL, MS

EXHIBIT B

November 10, 2014

Oxy Holding Company (Pipeline), Inc.
Public Offering of Class A Shares in
Plains GP Holdings, L.P.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

As Representatives of the several Underwriters

Ladies and Gentlemen:

The undersigned understands that Plains GP Holdings, L.P., a Delaware limited partnership (the “Partnership”), and PAA GP Holdings LLC, a Delaware limited liability company (the “General Partner”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Oxy Holding Company (Pipeline), Inc. (the “Selling Shareholder”) and J.P. Morgan Securities LLC and Citigroup Global Markets Inc. (the “Representatives”), as representatives of the several underwriters named therein (the “Underwriters”) providing for the purchase by the Underwriters of Class A shares representing limited partner interests in the Partnership (the “Shares”) from the Selling Shareholder and that the Underwriters propose to reoffer the Shares to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of J.P. Morgan Securities LLC, on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Shares (including, without limitation, Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Shares that may be issued upon exercise of any options or warrants), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Shares or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Shares or securities convertible into or exercisable or exchangeable for Shares or any other securities of the Partnership, or (4) publicly disclose the intention to do any of the foregoing for a period commencing on the date of the Underwriting Agreement and ending on the [90]* [45]†th day after the date of the Prospectus relating to the Offering (such [90][45]-day period, the “Lock-Up Period”).

* In the case of PAA Management, L.P. EMG Investment, LLC, KAFU Holdings, L.P., KA First Reserve XII, LLC and KAFU Holdings II, L.P.

Exhibit B-1

The foregoing paragraph shall not apply to (a) bona fide gifts or charitable donations of Shares, (b) sales to pay tax liabilities associated with the vesting of awards under the Partnership’s long-term incentive plan; or (c) private sales, transfers or other dispositions of Class B Shares, AAP Class A Units or General Partner Units (as such terms are defined in the Underwriting Agreement); provided that it shall be a condition to any transfer pursuant to this sentence that the transferee/donee agrees to be bound by the terms of this letter agreement to the same extent as if the transferee/donee were a party hereto[; provided further that the recipients of bona fide gifts or charitable donations from the undersigned or its distributees shall not be bound by the terms of this letter agreement to the extent, and only to the extent, that the number of Shares gifted or donated to such recipient do not, when considered together with all other bona fide gifts or charitable donations made during the Lock-Up Period by any of KAFU Holdings, L.P., KA First Reserve XII, LLC and KAFU Holdings II, L.P., or their respective distributees, cause the aggregate value of such gifts or donations to exceed $50,000,000.00 in the aggregate (with each gift or donation being valued at its fair market value on the date of such gift or donation)]‡.

If for any reason the Underwriting Agreement is terminated before the applicable Delivery Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

Yours very truly,

Name:
Title:
Address:

† In the case of Strome PAA, L.P., Mark E. Strome Living Trust, Windy, L.L.C., Lynx Holdings I, LLC and Everardo Goyanes.

‡ In the case of KAFU Holdings, L.P., KA First Reserve XII, LLC and KAFU Holdings II, L.P.

Exhibit B-2

EXHIBIT B-1

LIST OF PARTIES TO EXECUTE LOCK UP AGREEMENTS

PAA Management, L.P.

EMG Investment, LLC

KAFU Holdings, L.P.

KA First Reserve XII, LLC

KAFU Holdings II, L.P.

Strome PAA, L.P.

Mark E. Strome Living Trust

Windy, L.L.C.

Lynx Holdings I, LLC

John Raymond

Everardo Goyanes

Exhibit B-1-1

EXHIBIT C
FORM OF OPINION OF VINSON & ELKINS, L.L.P.

(i)                                    Each of the Partnership Parties, the PAA GP Entities and the Domestic Subsidiaries has been duly formed or incorporated and is validly existing in good standing as a limited partnership, limited liability company or corporation under the laws of its respective jurisdiction of formation or incorporation with full corporate, limited partnership or limited liability company power and authority, as the case may be, to own or lease its properties and to conduct its business, in each case in all material respects.

(ii)                                 Each Partnership Group Entity that serves as a general partner of another Partnership Group Entity has full corporate or limited liability company power and authority, as the case may be, to serve as general partner of such Partnership Group Entity in each case in all material respects.

(iii)                              The Partnership owns 196,046,637 General Partner Units; such General Partner Units have been duly authorized and validly issued in accordance with the General Partner LLC Agreement and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607, and 18-804 of the Delaware LLC Act); and such General Partner Units are owned free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the Partnership as debtor, is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, except as disclosed in the Pricing Disclosure Package and the Prospectus.

(iv)                             The General Partner is the sole general partner of the Partnership, with a non-economic general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement and the General Partner owns such general partner interest free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the General Partner as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act, except as disclosed in the Pricing Disclosure Package and the Prospectus.

(v)                                The Partnership owns a 100% membership interest in GP LLC; such membership interest has been duly authorized and validly issued in accordance with the Plains GP LLC Agreement and is fully paid (to the extent required under the Plains GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607, and 18-804 of the Delaware LLC Act; and such membership interest is owned free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the Partnership as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, except as disclosed in the Pricing Disclosure Package and the Prospectus.

Exhibit C-1

(vi)                             GP LLC is the sole general partner of Plains AAP, with a non-economic general partner interest in Plains AAP; such general partner interest has been duly authorized and validly issued in accordance with the AAP Partnership Agreement and GP LLC owns such general partner interest free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the GP LLC as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act, except as disclosed in the Pricing Disclosure Package and the Prospectus.

(vii)                          Plains AAP owns a 100% membership interest in PAA GP; such membership interest has been duly authorized and validly issued in accordance with the PAA GP LLC Agreement and is fully paid (to the extent required under the PAA GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607, and 18-804 of the Delaware LLC Act; and such membership interest is owned free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming Plains AAP as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, except as disclosed in the Pricing Disclosure Package and the Prospectus.

(viii)                       PAA GP is the sole general partner of PAA, with a 2.0% general partner interest in PAA; such general partner interest has been duly authorized and validly issued in accordance with the PAA Partnership Agreement and the General Partner owns such general partner interest free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming PAA GP as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act, except as disclosed in the Pricing Disclosure Package and the Prospectus.

(ix)                             All of the outstanding shares of capital stock or other equity interests (other than general partner interests) of each Domestic Subsidiary (a) have been duly authorized and validly issued (in the case of an interest in a limited partnership or limited liability company, in accordance with the Organizational Documents of such Domestic Subsidiary), are fully paid (in the case of an interest in a limited partnership or limited liability company, to the extent required under the Organizational Documents of such Domestic Subsidiary) and nonassessable (except (i) in the case of an interest in a Delaware limited partnership or Delaware limited liability company, as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act or Sections 18-607 and 18-804 of the Delaware LLC Act, as applicable, (ii) in the case of an interest in a limited partnership or limited liability company formed under the laws of another domestic state, as such nonassessability may be affected by similar provisions of such state’s limited partnership or limited liability company statute, as applicable) and (b) except for the portion of the limited partnership interest in PAA held by public investors, are owned, directly or indirectly, by the Partnership Group Entities, free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the Partnership Group Entities as debtor or, in the case of capital stock or other equity interests of a Domestic Subsidiary owned directly by one or more other Domestic

Exhibit C-2

Subsidiary, naming any such other Domestic Subsidiary as debtor(s), is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the corporate, limited liability company or partnership laws of the jurisdiction of formation or incorporation of the respective Domestic Subsidiary, as the case may be, except as disclosed in the Pricing Disclosure Package and the Prospectus.

(x)                                All outstanding general partner interests in each Domestic Subsidiary that is a partnership have been duly authorized and validly issued in accordance with the Organizational Documents of such Domestic Subsidiary and are owned, directly or indirectly, by the Partnership, free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the Partnership as debtor or, in the case of general partner interests of a Domestic Subsidiary owned directly by one or more other Domestic Subsidiary, naming any such other Domestic Subsidiary as debtor(s), is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the partnership laws of the jurisdiction of formation of the respective Domestic Subsidiary, as the case may be, except as disclosed in the Pricing Disclosure Package and the Prospectus.

(xi)                             Plains AAP owns all of the Incentive Distribution Rights; the Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the PAA Partnership Agreement and will be fully paid (to the extent required under the PAA Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607, and 17-804 of the Delaware LP Act); and Plains AAP owns such interests free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming Plains AAP as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act, except as disclosed in the Pricing Disclosure Package and the Prospectus.

(xii)                          The Partnership owns 196,046,637 AAP Class A Units; all of the AAP Class A Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the AAP Partnership Agreement and will be fully paid (to the extent required under the AAP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607, and 17-804 of the Delaware LP Act); and the Partnership owns its interests free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the Partnership as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act, except as disclosed in the Pricing Disclosure Package and the Prospectus.

(xiii)                       The Initial Shares (and/or Additional Shares, as applicable) to be sold to the Underwriters by the Selling Shareholder pursuant to this Agreement and the limited partner interests represented thereby have been duly authorized by the Partnership Agreement are validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable

Exhibit C-3

(except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act).

(xiv)                      Except as described in the Pricing Disclosure Package and the Prospectus or as provided in the Operative Documents or any of the Incorporated Documents, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Shares or other securities of the Partnership pursuant to any of the documents or agreements included as exhibits to any of the Incorporated Documents, except such rights as have been waived or satisfied.  Except as described in the Pricing Disclosure Package and the Prospectus or as provided in the Operative Documents or any of the Incorporated Documents, there are no outstanding options or warrants to purchase any Shares or other equity interests in the Partnership.

(xv)                         The Partnership has all requisite power and authority to issue and deliver the Shares to the Selling Shareholder in the Selling Shareholder Exchange.  Each of the Partnership Parties has all requisite limited partnership or limited liability company power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder.

(xvi)                      This Agreement has been duly authorized and validly executed and delivered by or on behalf of each of the Partnership Parties.

(xvii)                   At or before each applicable Delivery Date, the partnership agreement or limited liability company agreement, as applicable, of each of the Partnership Parties, the PAA GP Entities, PAA and the Domestic Subsidiaries has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such parties thereto, enforceable against the parties thereto in accordance with their respective terms; provided, that, with respect to each such agreement, the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(xviii)                None of the (i) offering and sale by the Selling Shareholder of the Shares, (ii) execution, delivery and performance of this Agreement by the Partnership Parties, or (iii) consummation of the transactions contemplated by this Agreement, including the Selling Shareholder Exchange: (A) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, a change of control or a default under (or an event that, with notice or lapse of time or both, would constitute such an event) any document or agreement filed as an exhibit to the Registration Statement, (C) results or will result in any violation of the Delaware LP Act, the Delaware LLC Act, the Delaware General Corporation Law (the “DGCL”), the laws of the State of Texas or federal law, or (D) other than pursuant to AAP Credit Agreement, results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Parties, PAA, the PAA GP Entities or the Domestic

Exhibit C-4

Subsidiaries, which conflicts, breaches, violations or defaults in the case of clauses (B), (C) or (D) would reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Partnership Parties or the PAA GP Entities to consummate the transactions contemplated by this Agreement, including the Selling Shareholder Exchange, it being understood that such counsel need not express an opinion in clause (C) of this paragraph (xviii) with respect to any securities or other anti-fraud law.

(xix)                      No consent, approval, authorization, filing with or order of any federal, Delaware or Texas court, governmental agency or body having jurisdiction over the Partnership Parties, PAA, the PAA GP Entities or the Domestic Subsidiaries or any of their respective properties is required in connection with (i) the offering and sale by the Selling Shareholder of the Shares, (ii) the execution, delivery and performance of, or the consummation of this Agreement by the Partnership Parties or (iii) the consummation by the Partnership Parties or the PAA GP Entities of the transactions contemplated by this Agreement, including the Selling Shareholder Exchange, except (A) such as have been obtained under the Securities Act, (B) such as may be required under the blue sky laws of any jurisdiction or the by-laws and rules of FINRA in connection with the purchase and distribution by the Underwriters of the Shares in the manner contemplated herein and in the Pricing Disclosure Package and the Prospectus (as to which such counsel need not express any opinion) and (C) such that the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect or materially impair the ability of any of the Partnership Parties or the PAA GP Entities to consummate the transaction contemplated by this Agreement, including the Selling Shareholder Exchange, and (D) such other that have been obtained or taken and are in full force and effect

(xx)                         The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Our Cash Distribution Policy,” “The Partnership Agreement,” “Description of Our Shares,” and “Investments in Plains GP Holdings, L.P. by Employee Benefit Plans,” insofar as they constitute descriptions of agreements or refer to statements of law or legal conclusions, are accurate in all material respects, and the Shares, the Class A Shares, the Class B Shares and the Incentive Distribution Rights conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xxi)                      The opinion of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.

(xxii)                   The Registration Statement became effective under the Securities Act on November 6, 2014; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.

(xxiii)                The Registration Statement, the Pricing Disclosure Package and the Prospectus (except for the financial statements and the notes and the schedules thereto and the other financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus, as to which such counsel need not express an

Exhibit C-5

opinion) comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder.

(xxiv)               None of the Partnership Group Entities is now, and after the Selling Shareholder Exchange and the sale by the Selling Shareholder of the Shares none of the Partnership Group Entities will be, required to register as an “investment company” as such term is defined in the Investment Company Act.

(xxv)                  The Shares are duly listed and admitted and authorized for trading, subject to official notice of issuance, on the NYSE.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Selling Shareholder, the Partnership Parties, representatives of the independent public accountants of the Partnership Parties and the Underwriters’ representatives and counsel, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in opinion (xx above)), on the basis of the foregoing, no facts have come to the attention of such counsel that lead them to believe that:

(A)                               the Registration Statement, as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(B)                               the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(C)                               the Prospectus, as of its date and as of each applicable Delivery Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel need not express any statement or belief with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) any other financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Group Entities, to the extent they deem appropriate, and information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C)

Exhibit C-6

state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of Texas and (D) state that they express no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local taxes or tax statutes to which any of the limited partners of the Partnership Group Entities may be subject.

Exhibit C-7

EXHIBIT D
FORM OF OPINION OF GENERAL COUNSEL
OF THE PARTNERSHIP

(i)                                    None of the (i) offering and sale by the Selling Shareholder of the Shares, (ii) execution, delivery and performance of this Agreement by the Partnership Entities or (iii) consummation of the transaction contemplated by this Agreement, including the Selling Shareholder Exchange: (A) constitutes or will constitute a breach or violation of, a change of control or a default (or an event which, with notice or lapse of time or both, would constitute such an event) under any bond, debenture, note or any other evidence of indebtedness, indenture or any other material agreement or instrument known to such counsel to which the Partnership Entities is a party or by which any one of them may be bound (other than any other document or agreement filed as an exhibit to the Registration Statement or an Incorporated Document) or (B) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction known to such counsel of any court or governmental agency or body directed to the Partnership Entities or any of their respective properties in a proceeding to which any of them is a party, which would, in the case of either (A) or (B), reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Partnership Parties or the PAA GP Entities to consummate the transactions contemplated by this Agreement, including the Selling Shareholder Exchange.

(ii)                                 To the knowledge of such counsel, there is no legal or governmental proceeding pending or threatened to which the Partnership Entities is a party or to which any of their respective properties is subject that is required to be disclosed in the Pricing Disclosure Package or the Prospectus and is not so disclosed.

(iii)                              To the knowledge of such counsel, except as described in the Pricing Disclosure Package and the Prospectus or as have been issued pursuant to compensation plans adopted or administered by the General Partner, there are no outstanding options or warrants to purchase any Shares or other equity interests in the Partnership.

(iv)                             To the knowledge of such counsel, there are no agreements, contracts or other documents to which the Partnership Entities are a party or are bound that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement or to the Incorporated Documents that are not described or filed as required.

In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Partnership Entities, representatives of the independent public accountants of the Partnership Entities and the Underwriters’ representatives and counsel, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in, the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel that lead him to believe that:

Exhibit D-1

(A)                               the Registration Statement, as of the most recent Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(B)                               the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(C)                               the Prospectus, as of its date and as of each applicable Delivery Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel need not express any statement or belief with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) any other financial or statistical information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Entities, to the extent he deems appropriate, and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that such opinions are limited to federal laws and the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of Texas and (D) state that he expresses no opinion with respect to either federal or state securities laws in clause (B) of paragraph (i) above or state or local taxes or tax statutes.

Exhibit D-2

EXHIBIT E
OPINION OF SPECIAL INTERNAL CANADIAN COUNSEL
OF THE PARTNERSHIP

(i)                                    Plains Midstream Canada ULC, a British Columbia unlimited liability company (“Plains Midstream Canada”) has been duly amalgamated and is validly existing as an unlimited liability company under the laws of British Columbia with all necessary corporate power and authority to own or lease its properties in all material respects as described in the Pricing Disclosure Package and the Prospectus, and to conduct its business as currently conducted and as proposed in the Pricing Disclosure Package and the Prospectus to be conducted.  Plains Midstream Canada is duly registered extraprovincially for the transaction of business under the laws of the provinces of Alberta, Manitoba, New Brunswick, Nova Scotia, Ontario, Quebec and Saskatchewan.

(ii)                                 Plains Midstream Canada is the registered holder of 100% of the issued and outstanding capital stock of Aurora Pipeline Company Ltd., a corporation incorporated under the laws of Canada (“Aurora”); such share capital has been duly authorized and validly issued in accordance with the Aurora Articles of Continuance, as fully paid and nonassessable shares (except as such nonassessability may be affected by the laws of the Province of British Columbia).

(iii)                              Plains Marketing, L.P. is the registered holder of 100% of the issued and outstanding preferred shares of Plains Midstream Canada, and Plains Midstream Luxembourg, S.a.r.l. is the registered holder of 100% of the issued and outstanding common shares of Plains Midstream Canada; such share capital has been duly authorized and validly issued in accordance with the Articles of Amalgamation of Plains Midstream Canada, as fully paid and nonassessable shares (except as such nonassessability may be affected by the laws of the Province of British Columbia).

(iv)                             No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body of the federal government of Canada or the Province of Alberta or the province of British Columbia is required for the consummation of the transaction contemplated by this Agreement, including the Selling Shareholder Exchange and the offering and sale by the Selling Shareholder of the Shares.

(v)                                None of the (i) offering and sale by the Selling Shareholder of the Shares, (ii) execution, delivery and performance of this Agreement by the Partnership Parties or (iii) consummation of the transaction contemplated by this Agreement, including the Selling Shareholder Exchange, constitutes or will constitute a violation of the certificate or Articles of Amalgamation, bylaws or other organizational documents of Plains Midstream Canada, or any statute, law or regulation of Canada or the Province of Alberta, the Province of British Columbia or, to the knowledge of such counsel, any order, judgment, decree or injunction of any court or governmental agency or body of Canada or the Province of Alberta or the Province of British Columbia directed to Plains Midstream Canada or its properties in a proceeding to which Plains Midstream Canada or its property is a party.

Exhibit E-1

(vi)                             To the knowledge of such counsel, Plains Midstream Canada has such Permits issued by the appropriate federal, provincial or regulatory authorities as are necessary to own or lease its properties and to conduct its business as currently conducted and as proposed in the Pricing Disclosure Package and the Prospectus to be conducted, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus, and except for such Permits which, if not obtained would not reasonably be expected to, individually or in the aggregate, materially adversely affect the operations conducted by Plains Midstream Canada.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Entities, to the extent they deem proper, and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that such opinions are limited to federal laws of Canada and the laws of the Province of British Columbia, excepting therefrom municipal and local ordinances and regulations and (D) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership Entities may be subject.

In rendering such opinion, such counsel shall state that (A) Vinson & Elkins L.L.P. is thereby authorized to rely upon such opinion letter in connection with the sale of the Shares by the Selling Shareholder as if such opinion letter were addressed and delivered to them on the date thereof and (B) subject to the foregoing, such opinion letter may be relied upon only by the Underwriters and their counsel in connection with the sale of the Shares by the Selling Shareholder and no other use or distribution of such opinion letter may be made without such counsel’s prior written consent.

Exhibit E-2

EXHIBIT F

FORM OF OPINION OF KIRKLAND & ELLIS LLP

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

As Representatives of the several Underwriters named

in Schedule I to the Underwriting Agreement referred

to below.

c/o       J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10013

c/o  Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Re:                             Selling Shareholder of Plains GP Holdings, L.P.

Ladies and Gentlemen:

We are issuing this letter on behalf of Oxy Holding Company (Pipeline), Inc., a Delaware corporation (the “Selling Shareholder”), in response to the requirement in Section 8(f) of the Underwriting Agreement, dated November 10, 2014 (the “Underwriting Agreement”), among Plains GP Holdings, L.P., a Delaware limited partnership (the “Partnership”), PAA GP Holdings LLC, a Delaware limited liability company and the general partner of the Partnership and the underwriters named in Schedule I thereto (collectively, “you” or the “Underwriters”), relating to the sale by the Selling Shareholder to you of 60,000,000 Class A shares representing limited partner interests in the Partnership (the “Firm Shares”), and up to an additional 9,000,000 Class A shares representing limited partner interests in the Partnership (the “Option Shares”).  The Firm Shares and the Option Shares are collectively referred to herein as the “Securities.”

In connection with the preparation of this letter, we have, among other things, read:

(a)                                 the Registration Statement on Form S-3 (Registration No. 333-199903) filed by the Partnership with the Securities and Exchange Commission (the “Commission”) on November 6, 2014, for the purpose of registering the offering of the Securities by the Selling Shareholder under the Securities Act of 1933, as amended (the “Securities Act”), and as constituted at the time it became effective in accordance with Rule 430A promulgated under the Securities Act (the “Registration Statement”);

(b)                                 the Partnership’s final prospectus, dated November 10, 2014 relating to the offering and sale of the Securities (the “Prospectus”);

(c)                                  an executed copy of the Underwriting Agreement;

Exhibit F-1

(d)                                 the certificate of incorporation and by-laws of the Selling Shareholder;

(e)                                  a copy of the resolutions adopted by the Board of Directors of the Selling Shareholder dated November [7], 2014;

(f)                                   the Specified Contracts (as defined below);

(g)                                  copies of all certificates and other documents delivered today at the closing of the purchase and sale of the Securities to be sold by the Selling Shareholder pursuant to the Underwriting Agreement;

(h)                                 [the notice dated November [•], 2014, pursuant to which the Underwriters elected to exercise their option to purchase Option Shares]; and

(i)                                     such other documents, records and other instruments as we have deemed necessary or appropriate in order to deliver the opinions set forth herein.

Subject to the assumptions, qualifications and limitations which are identified in this letter, we advise you that:

1.                                      The Underwriting Agreement has been duly authorized by the Selling Shareholder.

2.                                      The Underwriting Agreement has been duly executed and delivered by or on behalf of the Selling Shareholder.

3.                                      The execution and delivery of the Underwriting Agreement by the Selling Shareholder, the Selling Shareholder Exchange (as defined in the Underwriting Agreement) and the sale by the Selling Shareholder of the Securities in accordance with the provisions of the Underwriting Agreement, do not and will not (i) result in any breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, any agreement listed on the Specified Contract Schedule (the “Specified Contracts”), it being expressly understood that in each case we express no opinion as to compliance with any financial covenant or test or cross-default provision in any Specified Contract, (ii) violate or conflict with any of the terms or provisions of the certificate of incorporation, by-laws, and/or other organizational document of the Selling Shareholder, (iii) violate or conflict with any judgment, decree or order identified to us by the Selling Shareholder (we note that none were identified) of any court or any judicial, regulatory or other legal or governmental agency or body having jurisdiction over the Selling Shareholder, or (iv) violate any Specified Law, except in the case of clause (i), for any such violation, conflict, breach or default which has been waived by the party or parties with power to waive such violation, conflict, breach or default, and except in each of the cases of clauses (i), (iii) and (iv), for any such violation, conflict, breach or default which, individually or in the aggregate, would not materially adversely affect the Selling Shareholder’s ability to perform its obligations under the Underwriting Agreement.

4.                                      No consent, approval, authorization, or order of, or qualification with, any governmental body or agency is required to be obtained by the Selling Shareholder under any Specified

Exhibit F-2

Law with respect to the Selling Shareholder Exchange, the sale of the Securities by the Selling Shareholder and the performance by the Selling Shareholder of its obligations under the Underwriting Agreement.

5.                                      Upon payment for the Securities to be sold by the Selling Shareholder to the Underwriters pursuant to the Underwriting Agreement, delivery of such Securities, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Securities in the name of Cede or such other nominee and the crediting of such Securities on the records of DTC to securities accounts of such Underwriters: (A) under Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”), such Underwriters will acquire a “security entitlement” (within the meaning of Section 8-102(a)(17) of the UCC) in respect of such Securities; and (B) assuming such Underwriters have so acquired such security entitlement without notice of any adverse claim (within the meaning of Sections 8-102(a)(1) and 8-105 of the UCC) to such Securities, no action based on any adverse claim (within the meaning of Sections 8-102(a)(1) and 8-105 of the UCC) to such Securities may be asserted against such Underwriters.  For purposes of our opinion in this paragraph 5, we have assumed that when such payment, delivery, registration and crediting occur, (x) the Securities being sold by the Selling Shareholder will have been registered in the name of Cede or such other nominee as may be designated by DTC, in each case on the Partnership’s share registry in accordance with its certificate of incorporation, by-laws and applicable law, (y) DTC will be a “clearing corporation” and thus a “securities intermediary” within the meaning of Section 8-102 of the UCC and its jurisdiction for purposes of Article 8 of the UCC will be the State of New York and (z) appropriate entries to the securities account or accounts in the name of such Underwriters on the records of DTC will have been made pursuant to the UCC.

* * * * *

Except for the activities described in this letter, we have not undertaken any investigation to determine the facts upon which the advice in this letter is based.

We have not undertaken any investigation or search of court records for purposes of this letter.  We have assumed for purposes of this letter that: each document we have reviewed for purposes of this letter is accurate and complete; each such document that is an original is authentic; each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine; the parties to the Underwriting Agreement, other than the Selling Shareholder, had the power, corporate or other, to enter into and perform all obligations thereunder; each such document was duly authorized by all requisite corporate action of parties, other than the Selling Shareholder, and such documents were duly executed and delivered by each party thereto, other than the Selling Shareholder; and you have acted in good faith and without notice of any fact which has caused you to reach any conclusion contrary to any of the advice provided in this letter.

In preparing this letter, we have relied without independent verification upon: (i) information contained in certificates obtained from governmental authorities; (ii) factual

Exhibit F-3

information represented to be true in the Underwriting Agreement and other documents specifically identified at the beginning of this letter as having been read by us; (iii) factual information provided to us by the Selling Shareholder or its representatives; and (iv) factual information we have obtained from such other sources as we have deemed reasonable.  We have assumed that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading.

Whenever this letter provides advice about (or based upon) our knowledge of any particular information, such advice is based entirely on the actual knowledge at the time this letter is delivered on the date it bears by the lawyers with Kirkland & Ellis LLP who have spent substantial time representing the Selling Shareholder in connection with the sale of the Securities effected pursuant to the Prospectus.

Our advice on any legal issue addressed in this letter is based exclusively on the internal law of the State of New York or the federal laws of the United States (collectively, the “Specified Laws”), without our having made any investigation as to the applicability of any specific law unless such advice expressly references a specific law, except that the opinions expressed in paragraph 5 of this letter are limited to the effect of Article 8 of the UCC.  Our advice in this letter represents our opinion as to how that issue would be resolved were it to be considered by the highest court in the jurisdiction which enacted such law.  None of the opinions or other advice contained in this letter considers or covers, and the term “Specified Law” does not include: (i) any disclosure requirement or any antifraud laws, rules or regulations or prohibition against misrepresentation, (ii) the federal securities, laws, rules and regulations and any state securities (or “blue sky”) laws, rules or regulations, (iii) laws, rules or regulations with respect to any financial statements or supporting schedules (or any notes to any such statements or schedules) or other financial information derived therefrom set forth in (or omitted from) the Registration Statement or the Prospectus, (iv) any laws, rules or regulations of the Financial Industry Regulatory Authority, Inc.; and (v) any laws, statutes, governmental rules or regulations or decisions which in our experience are not usually considered for or covered by opinions like those contained in this letter or are not generally applicable to transactions of the type covered by the Underwriting Agreement, including any specific to the industry in which you, the Company or the Selling Shareholder is engaged.  We express no opinion as to what law might be applied by any courts to resolve any issue addressed by our opinion and we express no opinion as to whether any relevant difference exists between the laws upon which our opinions are based and any other laws which may actually be applied to resolve issues which may arise.  The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case and would also depend on how the court involved chose to exercise the wide discretionary authority generally available to it.  This letter is not intended to guarantee the outcome of any legal dispute that may arise in the future.

This letter speaks as of the time of its delivery on the date it bears.  We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which we did not have actual knowledge at that time, by reason of any change subsequent to that time in any law covered by any of our opinions, or for any other reason.

Exhibit F-4

This letter is being provided to you pursuant to the provision in the Underwriting Agreement cited in the initial paragraph of this letter and may not be relied upon by you for any other purpose.  Without our written consent: (i) no person (including any person that acquires Securities from you) other than you may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.

Sincerely,

Kirkland & Ellis LLP

Exhibit F-5

EXHIBIT G
CHIEF FINANCIAL OFFICER’S CERTIFICATE

November 10, 2014

The undersigned, in his capacity as the Chief Financial Officer of PAA GP Holdings LLC, a Delaware limited liability company and the general partner (the “General Partner”) of Plains GP Holdings, L.P., a Delaware limited partnership (the “Partnership”), does hereby certify that he is familiar with the accounting, operations and record systems of the Partnership and that, to his knowledge after reasonable investigation, there has not been any material adverse change in the financial position, results of operations, cash flows or working capital of the Partnership since September 30, 2014.  In addition, as of the date of this certificate, the total debt of the Partnership and its consolidated subsidiaries is approximately $9.2 billion.

Capitalized terms used but not defined herein have the meanings assigned to them in the Underwriting Agreement dated as of the date hereof by and among Oxy Holding Company (Pipeline), Inc., the Partnership and the General Partner and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as the representatives of the several Underwriters.

This certificate is to assist the Underwriters in conducting and documenting their investigation of the affairs of the Partnership in connection with the offering of the Shares covered by the Registration Statement, the Pricing Disclosure Package and the Prospectus.

[Signature Page Follows]

Exhibit G-1

IN WITNESS WHEREOF, the undersigned has hereunto affixed his signature as of the date first written above.

Al Swanson
Executive Vice President and Chief Financial Officer

Exhibit G-2